UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported) September 30, 2005


                                SUPERCLICK, INC.
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                 (Name of Small Business Issuer in its charter)


           WASHINGTON                                      52-2219677
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

           4275 Executive Square Suite 215 La Jolla          92037
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          (Address of principal executive offices)        (Zip Code)


                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Superclick's completed acquisition of Hotel Net, LLC, under the terms of which two new directors were to be appointed to Superclick, two directors have resigned from the Company's board of directors, effective September 30, 2005.

On September 30, 2005, the Board of Directors accepted the resignations of Hugh Renfro and Robert MacFarlane from the Company's board of directors to allow for the appointment of Chirag Patel and Dipan Patel to the board and to maintain a seven member board. Chirag Patel and Dipan Patel were appointed to the Company's board of directors on September 1, 2005.

Neither the resignation of Mr. Renfro nor Mr. MacFarlane were due to any disagreement with the Company's operations, policies or practices. Copies of Mr. Renfro and Mr. MacFarlane's resignation letter's are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits

(b)

99.1     Hugh Renfro Resignation Letter dated September 25, 2005.
99.2     Robert MacFarlane Resignation Letter dated September 26, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 3, 2005                  SUPERCLICK, INC.


                                         By /s/ Todd M. Pitcher
                                         --------------------------------------
                                         Todd M. Pitcher
                                         Chairman, Interim CFO and
                                         Principal Accounting Officer